Financial instruments at fair value (Details) - USD ($) $ in Thousands		Mar. 31, 2017	Mar. 31, 2016
Equity investment
Fair Value of Investment	[1]	$ 167	$ 144
Forward contracts
Fair Value of Investment	[2]		(160)
Fair Value, Inputs, Level 1 [Member] | Equity investment
Fair Value of Investment	[1]	$ 167	144
Fair Value, Inputs, Level 2 [Member] | Forward contracts
Fair Value of Investment	[2]		$ (160)

[1]	The fair value of equity investment is determined based on quoted price in active markets.
[2]	The fair value of forward contracts was determined based on the present value of expected future cash flows considering the risks involved, and using discount rates appropriate for the respective maturities. Observable level 2 inputs are used to determine the present value of expected future cash flows.